Exhibit 10.67

ASSIGNMENT AND MODIFICATION AGREEMENT

Subject to the consent of Michael McDonnell (the “Executive”) below, as of December 21, 2009 (the “Assignment Date”), Intelsat Global, Ltd. (“Intelsat Global”) and Intelsat, Ltd. (“Intelsat” and together with Intelsat Global, the “Current Employers”) hereby assign to Intelsat Management LLC, a Delaware limited liability company (“Intelsat Management”), all of their rights and obligations under that certain Employment Agreement dated as of May 6, 2009, by and between the Executive and the Current Employers (the “Employment Agreement”), and Intelsat Management shall accept such assignment and shall honor any and all of such rights and obligations.

In connection with the foregoing assignment (a) references in the Employment Agreement to the “Parent” and the “Company” in their capacity as employers shall be deemed to be references to Intelsat Management as the context may require, except as set forth in the fourth paragraph of this Assignment and Modification Agreement, and (b) references in (i) that certain Class B Restricted Share Agreement dated as of May 6, 2009, by and between the Executive and Intelsat Global (the “Class B Agreement”), and (ii) that certain Option Agreement dated as of May 6, 2009, by and between the Executive and Intelsat Global (the “Option Agreement” and, together with the Class B Agreement, the “Equity Award Agreements”) to “Company” shall continue to be references to Intelsat Global and references in the Equity Award Agreements to “Employer” shall be deemed to be references to Intelsat Management. For the avoidance of doubt, any references in the Employment Agreement or any of the Equity Award Agreements to “termination of employment” shall be deemed to refer to the termination of the Executive’s employment with Intelsat Management and all of its subsidiaries and affiliates.

The Executive and Intelsat Management hereby acknowledge and agree that Intelsat Management may make the Executive’s services available to certain affiliates of Intelsat Management and, to the extent that the Executive’s services are made so available, the terms of the Employment Agreement shall apply mutatis mutandis with respect to the Executive’s services to any applicable affiliate of Intelsat Management.

There shall be no change in any of the Executive’s rights under the foregoing documents except as to the entity that will be the Executive’s employer and the Executive shall have the right to retain his position as Chief Financial Officer and Executive Vice President of Intelsat and Intelsat Global, to report, in addition to the chief executive officer of Intelsat Management, only to the chief executive officer of Intelsat and all other rights that the Executive had prior to the execution of this Assignment and Modification Agreement.

Except as expressly modified hereby, all terms, conditions and provisions of the Employment Agreement shall remain unchanged and shall continue in full force and effect. For the avoidance of doubt, neither the execution of nor the transactions contemplated by this Assignment and Modification Agreement shall give rise to a claim of termination of the Executive’s employment under the terms of the Employment Agreement or the Equity Award Agreements.

The parties acknowledge and agree that the Executive has consented to this Assignment and Modification Agreement in reliance on that certain letter regarding executive employment agreements, by and between Intelsat Global and Intelsat Management, dated as of December 7, 2009.

This Assignment and Modification Agreement shall be construed in accordance with and governed for all purposes by the laws and public policy (other than conflict of laws principles) of the District of Columbia applicable to contracts executed and to be wholly performed therein.

This Assignment and Modification Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute the same instrument.

[Remainder of Page Intentionally Left Blank]

Subject to the consent of the Executive below, as of the date hereof, the Executive shall cease to be an employee of the Current Employers and shall become an employee of Intelsat Management.

INTELSAT MANAGEMENT LLC

By
Name:
Title:

INTELSAT GLOBAL, LTD.

By
Name:
Title:

INTELSAT, LTD.

By
Name:
Title:

[SIGNATURE PAGE TO MCDONNELL ASSIGNMENT AND MODIFICATION AGREEMENT]

Consent to the foregoing is hereby granted by the undersigned Executive as of the date hereof.

Michael McDonnell

[SIGNATURE PAGE TO MCDONNELL ASSIGNMENT AND MODIFICATION AGREEMENT]